UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2008

NILE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-55166	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Sansome Street, Suite #310

San Francisco, CA 94104

(Address of Principal Executive Offices)

(510) 281-7700

(Registrant’s telephone number, including area code)

2850 Telegraph Avenue Suite #310

Berkeley, CA 94705

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2008, Nile Therapeutics, Inc., or the Company, appointed Jane Moffitt as its Vice President, Regulatory Affairs. In connection with Ms. Moffitt’s appointment to the position of vice president, the Company and Ms. Moffitt entered into an offer letter on April 25, 2008, or the Offer Letter. Pursuant to the terms of the Offer Letter, Ms. Moffitt will receive an annual base salary of $250,000. In addition, Ms. Moffitt will be eligible for a discretionary bonus equal to 30% of her annual base salary based upon the accomplishment of certain performance goals set forth by the Board or Directors of the Compensation Committee. The Company has also agreed to grant Ms. Moffitt, subject to approval by the Company’s Board of Directors, stock options pursuant to the Company’s 2005 Stock Option Plan to purchase 200,000 shares of the Company’s common stock and a performance-based stock options to purchase up to 100,000 shares of the Company’s common stock based on the achievement of certain milestones. Each of these options vest in accordance with differing schedules as set forth in the Offer Letter.

The description of the Offer Letter is qualified in its entirety by the full text of the Offer Letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

Prior to joining the Company, Ms Moffitt was the West Coast Director of Operations for SciLucent, a specialty healthcare focused consulting firm. Prior to that, Ms. Moffitt was the Senior Vice President of Quality and Regulatory Affairs at a number of pharmaceutical and medical device companies, including Revance Therapeutics Inc., Scios, Inc., Collagen Corporation, and Amsco International Inc., and worked as a corporate attorney at Miles Laborites, Inc. At Scios, Ms. Moffitt was a member of the Corporate Management Committee, started the Government Affairs function and was the head of the regulatory affairs function during the final stages of clinical development and through FDA approval of Natracor®. Ms. Moffitt also served as the President, Treasurer and Board member of Scios R&D, Inc. Ms Moffitt has holds a B.S. in Biology and Political Science from Dickenson College, a J.D. from Dickenson School of Law and a LL.M. from New York University School of Law.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Offer Letter between the Company and Jane Moffitt, J.D., LL.M. entered into on April 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 1, 2008	NILE THERAPEUTICS, INC.

	By:	/s/ Peter M. Strumph
	Name:	Peter M. Strumph
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter between the Company and Jane Moffitt, J.D., LL.M. entered into on April 25, 2008.